SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 20, 2006
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BEDMINSTER NATIONAL CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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NEVADA	333-137023	20-2779605
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 WASHINGTON VALLEY ROAD
BEDMINSTER, NEW JERSEY 07921
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8940
(ISSUER TELEPHONE NUMBER)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 20, 2006, Bedminster National Corp. filed the necessary documents with the States of Delaware and Nevada to convert Bedminster National Corp. from a Delaware Corporation into a Nevada Corporation. Upon filing of same, Articles of Incorporation were filed in Nevada and then were amended to reflect the Company’s proper corporate structure. The following sets forth the rights and preferences of our stock based on these filings. Please note that these are the same rights and preferences that the shares had when the Company was incorporated in Delaware.

General

The current authorized capital stock consists of 203,000,000 shares of common stock at a par value of $0.0001 per share and 100,000,000 shares of preferred stock at a par value of $0.0001 per share. We have expressly elected to be governed by Nevada Revised Statutes § 78.378 to 78.3793, inclusive, and Nevada Revised Statutes § 78.411 to 78.444, inclusive, as the same may be in effect from time to time, regarding acquisition of controlling interest and combinations with interested stockholders, respectively. These provisions may serve to delay, defer or prevent a change in control of the company. Our authorized common stock consists of 200,000,000 shares of Class A common stock and 3,000,000 shares of Class B common stock.

Common Stock

Class A Common Stock

As of October 24, 2006, there are 6,262,000 shares of Class A common stock issued and outstanding. Our shares of Class A common stock are not redeemable and holders of shares of our Class A common stock have no voting rights.

Class B Common Stock

Our Class B common stock has rights, privileges, limitations, restrictions and qualifications identical to Class A common stock except that our holders of shares of Class B common stock are entitle to one vote per share. As of October 24, 2006, there are 2,162,000 shares of Class B common stock issued and outstanding. Shares of Class B common stock are not redeemable but are convertible into shares of Class A common stock on a one for one basis.

Voting and Other Rights of the Common Stock

Voting Rights

Under our certificate of incorporation, except as noted below or as otherwise required by Nevada Revised Statutes §78.010 et seq. holders of the outstanding shares of Class B common stock vote together with the holders of the outstanding shares of all other classes of our capital stock entitled to vote, without regard to class. At the present time, however, there are no outstanding shares of any other class of our capital stock entitled to vote. Under our certificate of incorporation each holder of an outstanding share of Class B common stock is entitle to cast one vote for each share registered in the name of the holder.

A holder of an outstanding share of Class A common stock is not entitled to vote on any question presented to our shareholders including, but not limited to, whether to increase or decrease, but not below the number of shares then outstanding, the number of authorized shares of Class A common stock. , Any future change in the number of authorized shares of our Class A common stock could be consummated with the approval of the holders of a majority of the outstanding shares of Class B common stock and without any action by the holders of shares of Class A common stock.

Dividends

Subject to the rights and preference of any outstanding preferred stock, dividends on Class A common stock and Class B common stock are payable ratably on shares of our Class A common Stock and Class B common stock out of the funds we have legally available therefore when, as and if declared by the Board.

Rights in Liquidation

In the event we are liquidated, dissolved, or wound up, whether voluntarily or involuntarily, our net assets would be divided ratably among the holders of the then outstanding shares of Class A common stock and Class B common stock after payment or provision for payment of the full preferential amounts to which the holders of any series of preferred stock then issued and outstanding would be entitled.

Split, Subdivision, or Combination

If we split, subdivide, or combine the outstanding shares of Class A common stock or Class B common stock, the outstanding shares of the other class of common stock shall be proportionately split, subdivided, or combined in the same manner and on the same basis as the outstanding shares of the other class of common stock have been split, subdivided, or combined.

Preemptive Rights

Shares of Class A common stock and Class B common stock do not entitle a holder to any preemptive rights enabling a holder to subscribe for or receive shares of stock of any class or any other securities convertible into shares of stock of any of our classes of stock. Our board of directors possesses the power to issue shares of authorized but unissued Class A common stock and Class B common stock without further shareholder action, subject to the requirements of applicable law. The number of authorized shares of Class A common stock and Class B common stock could be increased with the approval of the holders of a majority of the outstanding shares of Class B common stock and without any action by the holders of shares of Class A common stock.

Conversion

Each share of Class B common stock is convertible into one share of Class A common stock at any time solely at the option of the holder thereof.

Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of Class B common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders.

We have expressly elected to be governed by Nevada Revised Statutes § 78.378 to 78.3793, inclusive, and Nevada Revised Statutes § 78.411 to 78.444, inclusive, as the same may be in effect from time to time, regarding acquisition of controlling interest and combinations with interested stockholders, respectively. These provisions may serve to delay, defer or prevent a change in control of the company., We are authorized, without shareholder approval, to issue shares of preferred stock that may contain rights or restrictions that could have this effect.

Preferred Stock

Our articles of incorporation also provide that we are authorized to issue up to 100,000,000 shares of preferred stock with a par value of $.0001 per share. As of the date hereof, there are no shares of preferred stock issued and outstanding. Our Board of Directors has the authority, without further action by the shareholders, to issue from time to time the preferred stock in one or more series for such consideration and with such relative rights, privileges, preferences and restrictions that the Board may determine. The preferences, powers, rights and restrictions of different series of preferred stock may differ with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions and purchase funds and other matters. The issuance of preferred stock could adversely affect the voting power or other rights of the holders of common stock.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.
        Not applicable.

(b)  Pro Forma Financial Information.
     Not applicable.

(c)  Exhibits.

          3.1 Articles of Incorporation
      3.2 Articles of Conversion
      3.3 Amended and Restated Articles of Incorporation
          3.4 Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
        Bedminster National Corp.
        By: /s/  Paul Patrizio
                    PAUL PATRIZIO
                        President

Dated: October 25, 2006